SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 30, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2003, providing for the issuance of Mortgage Pass-Through Certificates, Series 2003-3XS)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $312,014,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A-IO, Class M1, Class M2 and Class M3, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-3XS on January 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 28, 2002, as supplemented by the Prospectus Supplement dated January 28, 2003 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2003, among Structured Asset Securities Corporation, as depositor, Citibank, N.A., as trustee and Aurora Loan Services Inc., as master servicer.  The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A-IO, Class M1, Class M2 and Class M3.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") the assets of which consist primarily of one pool of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $312,014,748.25 as of January 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement dated January 28, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of January 1, 2003, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of January 1, 2003, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, and Lehman Brothers Bank, FSB, as a Seller.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Ellen Kiernan

       Name: Ellen V. Kiernan

       Title:  Senior Vice President

Dated:  January 30, 2003

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Terms Agreement dated January 28, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of January 1, 2003, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of January 1, 2003, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, and Lehman Brothers Bank, FSB, as a Seller.